Investor Presentation

CABLE ONE®

March 2019

Disclaimer

This presentation has been prepared by Cable One, Inc. (Cable ONE, us, our, we or the Company). The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person.

No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions or conclusions contained in this presentation. To the maximum extent permitted by law, none of Cable ONE, its directors, employees or agents, nor any other person, accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.

This presentation contains "forward-looking statements" that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about our industry, business, financial results and financial condition. Forward-looking statements often include words such as "will," "should," "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors: rising levels of competition from historical and new entrants in our markets; recent and future changes in technology; our ability to continue to grow our business services products; increases in programming costs and retransmission fees; our ability to obtain hardware, software and operational support from vendors; the effects of any acquisitions by us; risks that our rebranding may not produce the benefits expected; adverse economic conditions; the integrity and security of our network and information systems; the impact of possible security breaches and other disruptions, including cyber-attacks; our failure to obtain necessary intellectual and proprietary rights to operate our business and the risk of intellectual property claims and litigation against us; our ability to retain key employees; legislative or regulatory efforts to impose network neutrality and other new requirements on our data services; additional regulation of our video and voice services; our ability to renew cable system franchises; increases in pole attachment costs; changes in local governmental franchising authority and broadcast carriage regulations; the potential adverse effect of our level of indebtedness on our business, financial condition or results of operations and cash flows; the possibility that interest rates will rise, causing our obligations to service our variable rate indebtedness to increase significantly; our ability to incur future indebtedness; fluctuations in our stock price; our ability to continue to pay dividends; dilution from equity awards and potential stock issuances in connection with acquisitions; provisions in our charter, by-laws and Delaware law that could discourage takeovers; and the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission (the SEC), including but not limited to our latest Annual Report on Form 10-K as filed with the SEC.

Any forward-looking statements made by us in this presentation speak only as of the date on which they are made. We are under no obligation, and expressly disclaim any obligation, except as required by law, to update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Except as otherwise expressly provided, all information herein speaks only as of (1) the date hereof, in the case of information about Cable ONE, or (2) the date of such information, in the case of information from persons other than Cable ONE. Cable ONE undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding Cable ONE's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data for Cable ONE in this presentation has been derived from audited financial statements for each of the three years in the period ended December 31, 2018, included in Cable ONE's Annual Reports on Form 10-K. Historical results for Cable ONE reflect (1) certain retrospective adjustments as a result of the adoption of the new revenue recognition accounting standard in 2018 as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and (2) the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

Use of Non-GAAP Financial Metrics

The Company uses certain measures that are not defined by generally accepted accounting principles in the United States (GAAP) to evaluate various aspects of its business. Adjusted EBITDA (labeled "Adj EBITDA" in this presentation), Adjusted EBITDA Margin (labeled "Adj EBITDA Margin" in this presentation), Adjusted EBITDA less capital expenditures (labeled "Adj EBITDA-Capex" in this presentation) and capital expenditures as a percentage of Adjusted EBITDA (labeled "Capital Expenditures/Adjusted EBITDA" in this presentation) are non-GAAP financial measures and should be considered in addition to, not as superior to, or as a substitute for, net income, net profit margin or net cash provided by operating activities reported in accordance with GAAP. Adjusted EBITDA, Adjusted EBITDA less capital expenditures and capital expenditures as a percentage of Adjusted EBITDA are reconciled to net income; Adjusted EBITDA Margin is reconciled to net profit margin; and Adjusted EBITDA less capital expenditures is also reconciled to net cash provided by operating activities in the Appendix.

"Adjusted EBITDA" is defined as net income plus interest expense, income tax provision (benefit), depreciation and amortization, equity-based compensation, severance expense, (gain) loss on deferred compensation, acquisition-related costs, (gain) loss on asset disposals, system conversion costs, rebranding costs, other (income) expense and other unusual operating expenses, as provided in the Appendix. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's business as well as other non-cash or special items and is unaffected by the Company's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company's cash cost of debt financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by total revenues.

"Adjusted EBITDA less capital expenditures," when used as a liquidity measure, is calculated as net cash provided by operating activities excluding the impact of capital expenditures, interest expense, income tax provision (benefit), changes in operating assets and liabilities, change in deferred income taxes and other unusual operating expenses, as defined in the Appendix.

"Capital expenditures as a percentage of Adjusted EBITDA" is defined as capital expenditures divided by Adjusted EBITDA.

The Company uses Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures and capital expenditures as a percentage of Adjusted EBITDA to assess its performance, and it also uses Adjusted EBITDA less capital expenditures as an indicator of its ability to fund operations and make additional investments with internally-generated funds. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculations under the Company's credit facilities and senior unsecured notes to determine compliance with the covenants contained in the credit facilities and ability to take certain actions under the indenture governing the notes. Adjusted EBITDA and capital expenditures are also significant performance measures used by the Company in its annual incentive compensation program. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes Adjusted EBITDA, Adjusted EBITDA Margin and capital expenditures as a percentage of Adjusted EBITDA are useful to investors in evaluating the operating performance of the Company. The Company believes that Adjusted EBITDA less capital expenditures is useful to investors as it shows the Company's performance while taking into account cash outflows for capital expenditures and is one of several indicators of the Company's ability to service debt, make investments and/or return capital to its shareholders.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, capital expenditures as a percentage of Adjusted EBITDA and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures and capital expenditures as a percentage of Adjusted EBITDA may not be directly comparable to similarly titled measures reported by other companies.

Fully Integrated Provider of Data, Video and Voice Services to Residential and Business Customers

21 States

Rural communities in the Midwestern, Southern & Western U.S.



78%

of customers in 7 states AZ, ID, IL, MS, MO, OK & TX

Differentiated Strategy

- Innovator of HSD-centric model
- Low competitive rural footprint
- Continuous operational improvement mindset

Cable ONE Snapshot

$1,072M Revenue	**$501M** Adj EBITDA	**47%** Adj EBITDA Margin	**$283M** Adj EBITDA - Capex
2,200+ Associates	**800K+** Customers	**61%** Resi-HSD & Biz as % of Total Revenue	**59%** Non-Video Customers

"We count cash flows not subscribers"

Competitive Product Suite

Data
- Residential speeds up to 1 Gbps
- Guaranteed whole-home & business wireless
- DIA & EPON up to 10 Gbps

Voice
- Residential VoIP
- Hosted Voice
- Conferencing and Collaboration
- SIP / PRI Trunks (HFC and Fiber)

Video
- Up to 200+ video channels
- TV Everywhere
- Whole home HD DVR

- Figures as of December 31, 2018.

Cable ONE Financial Snapshot

Total Revenues ($M)


$820
$960
$1,072
2016
2017
2018

Adj EBITDA and Adj EBITDA Margin ($M)


44%
46%
47%
$357
$443
$501
2016
2017
2018

Capex ($M)


$131
$179
$218
2016
2017
2018

Adj EBITDA-Capex ($M)


$226
$264
$283
2016
2017
2018

- 2018 and 2017 include 12 months and 8 months of NewWave Communications ("NewWave") operations, respectively.
- Excludes ClearWave Communications, which was acquired in January 2019.

clearwave

Acquisition

By The Numbers



2,400+ FIBER ROUTE MILES

165K+ FIBER STRAND MILES

450+ FIBER-TO-THE-TOWER CONTRACTS

REGIONALLY FOCUSED SPANNING 27 COUNTIES IN SOUTHERN ILLINOIS

1,400 COMMERCIAL FIBER CUSTOMERS

20,000 BUSINESSES PASSED

10% COMMERCIAL MARKET SHARE

TOP INDUSTRIES SERVED

250+ K-12 & UNIVERSITIES

175+ BANKING

150+ DR. OFFICES

75+ GOVERNMENT

50+ HOSPITALS

Strategic Rationale

- Geographic overlap with Cable ONE's footprint
- Leading independent, pure-play fiber asset
- Fiber design, construction and management expertise
- Leverage strategy across other Cable ONE markets

• Figures as of December 31, 2018.

Sparklight™

OUR PURPOSE

We provide communities across America connectivity that enriches their world

OUR PROMISE

Connecting you to what matters

OUR VALUES

Do right by those we serve

Drive progress

Lend a hand



Appendix

- **Reconciliations of Net Income to Adjusted EBITDA, Adjusted EBITDA less Capital Expenditures and Capital Expenditures/Adjusted EBITDA; and Net Profit Margin to Adjusted EBITDA Margin by Year for 2016 — 2018**

- **Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures by Year for 2016 — 2018**

Reconciliations of Net Income to Adjusted EBITDA, Adjusted EBITDA less Capital Expenditures and Capital Expenditures/Adjusted EBITDA; and Net Profit Margin to Adjusted EBITDA Margin

BY YEAR[1,2] ($M)

	2016	2017[3]	2018
Revenue	**$819**	**$960**	**$1,072**
Net income	**$100**	**$235**	**$165**
Net profit margin	*12%*	*24%*	*15%*
Plus:			
Interest expense	30	47	60
Income tax provision (benefit)	62	(45)	47
Depreciation and amortization	148	182	198
Equity-based compensation	12	11	10
Severance expense	1	6	2
Loss on deferred compensation	0	3	0
Acquisition-related costs	5	6	2
Loss on asset disposals, net	3	1	14
System conversion costs[4]	–	–	5
Rebranding costs	–	–	1
Other income, net	(5)	(1)	(4)
Adjusted EBITDA	**$356**	**$444**	**$501**
Adjusted EBITDA margin	*43%*	*46%*	*47%*
Less: Capital expenditures	$131	$179	$218
Adjusted EBITDA less capital expenditures	**$225**	**$264**	**$283**
Capital Expenditures/Adjusted EBITDA	*37%*	*40%*	*43%*

[1] All percentages and totals are calculated based on whole numbers. Minor differences may exist due to rounding.
[2] Historical amounts reflect certain retrospective adjustments as a result of the adoption of the new revenue recognition accounting standard in 2018 as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. Historical amounts also reflect the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.
[3] 2017 results include eight months of NewWave operations.
[4] Comprised of billing system conversion costs related to NewWave and enterprise resource planning system implementation costs.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

BY YEAR[1,2] ($M)

	2016	2017[3]	2018
Net cash provided by operating activities	**$257**	**$324**	**$408**
Capital expenditures	(131)	(179)	(218)
Interest expense	30	47	60
Amortization of debt issuance cost	(2)	(3)	(4)
Income tax provision (benefit)	62	(45)	47
Changes in operating assets and liabilities	1	20	19
Change in deferred income taxes	1	87	(35)
Loss on deferred compensation	0	3	0
Acquisition-related costs	5	6	2
Excess income tax benefits for equity-based compensation activities	1	–	–
Severance expense	1	6	2
Gain on sale of cable system	4	–	–
Write-off of debt issuance costs	–	(1)	(0)
System conversion costs[4]	–	–	5
Rebranding costs	–	–	1
Other income, net	(5)	(1)	(5)
Adjusted EBITDA less capital expenditures	**$225**	**$264**	**$283**

[1] All percentages and totals are calculated based on whole numbers. Minor differences may exist due to rounding.
[2] Historical amounts reflect certain retrospective adjustments as a result of the adoption of the new revenue recognition accounting standard in 2018 as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. Historical amounts also reflect the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.
[3] 2017 results include eight months of NewWave operations.
[4] Comprised of billing system conversion costs related to NewWave and enterprise resource planning system implementation costs.

Industry Acronyms

DIA – dedicated internet access
EPON – ethernet passive optical network
Gbps – gigabits per second
HD DVR – high-definition digital video recorder
HFC – hybrid fiber-coaxial
HSD – high-speed data
PRI – primary rate interface
SIP – session initiation protocol
VoIP – Voice over Internet Protocol